OCTOBER 29, 1999

                       DELAWARE POOLED TRUST, INC.
                   THE INTERNATIONAL EQUITY PORTFOLIO

                      SUPPLEMENT TO THE PROSPECTUS



As of the date of this supplement, Clive A. Gillmore and Elizabeth A. Desmond, both Directors/Senior Portfolio Managers of Delaware International Advisers Ltd., together with Fiona A. Barwick, Senior Portfolio Manager of Delaware International Advisers Ltd., share primary responsibility for making the day-to-day investment decisions for The International Equity Portfolio.

A graduate of the Warwick University, England, and the London Business School Investment Program, Mr. Gillmore joined Delaware International in 1990 after eight years of investment experience. His most recent position prior to joining Delaware International was as a Pacific Basin equity analyst and senior portfolio manager for Hill Samuel Investment Management Ltd. Prior to that, Mr. Gillmore was an analyst and portfolio manager for Legal and General Investment in the United Kingdom.

Ms. Desmond is a graduate of Wellesley College and the masters program in East Asian studies at Stanford University. After working for the Japanese government for two years, she began her investment career as a Pacific Basin investment manager with Shearson Lehman Global Asset Management. Prior to joining Delaware International in the Spring of 1991, she was a Pacific Basin equity analyst and senior portfolio manager at Hill Samuel Investment Management Ltd. Ms. Desmond is a CFA charterholder.

Ms. Barwick is a graduate of University College, London. She joined Delaware International in the Spring of 1993 to cover the Pacific Basin markets. Prior to joining Delaware International, she spent three years at Touche Remnant & Co. in London as an assistant portfolio manager and research analyst.